                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of earliest event reported:                              February 29, 1996


                          UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)



                Delaware                                     0-13265                     59-2225346
(State or other jurisdiction of incorporation)       (Commission File Number)  (IRS Employer Identification No.)


          6168 St. Andrews Road, Columbia, South Carolina               29212
             (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:             (803) 772-8840


                                    No Change
         (Former name or former address, if changed since last report.)






This document contains a total of 40 pages.

This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on March 14, 1996 by UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"), and is filed to include the financial statements required by Item 7 of Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a)    Financial Statements of Business Acquired

              The financial statements for Convenience Medical Services, P.A., the business acquired by the wholly-owned subsidiary of the Company, are included in this report beginning on page number 3.

              The financial statements for Carolina Examination Services, Inc., the business acquired by the wholly-owned subsidiary of the Company, are included in this report beginning on page number 23.

         b)    Pro Forma Financial Information

              The pro forma financial information for Convenience Medical Services, P.A., the business acquired by the wholly-owned subsidiary of the Company, is included in this report following the financial information included herein in response to Item 7(a) above.

              The pro forma financial information for Carolina Examination Services, Inc., the business acquired by the wholly-owned subsidiary of the Company, is included in this report following the financial information included herein in response to Item 7(a) above.

         c)    Exhibits

              Each of the following exhibits is incorporated by reference to the exhibit of the same number filed with the Company's Form 8-K filed on March 14, 1996.

              Exhibit 2.1 - Asset Purchase Agreement dated and executed on February 29, 1996 by and between Carolina Examination Services, Inc. and UCI Medical Affiliates of South Carolina, Inc.

              Exhibit 2.2 - Asset Purchase Agreement dated and executed on March 1, 1996 by and between Convenience Medical Services, P.A. and UCI Medical Affiliates of South Carolina, Inc.

                             Financial Statements of
                     Convenience Medical Services, P.A. and
                             Stephen A. Harvey, M.D.

                        as of December 31, 1995 and 1994

                          UCI Medical Affiliates, Inc.


                                    CONTENTS





                                                                                                     Page

Financial Statements of Convenience Medical Services, P.A.
 as of December 31, 1995 and Stephen A. Harvey, M.D. as of
 December 31, 1994...................................................................................6-14

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at September 30, 1995...................................................  15
     Notes to Combining Balance Sheet................................................................  16
     Combining Statement of Operations and Accumulated Deficit
        for year ended September 30, 1995............................................................  17
     Notes to Combining Statement of Operations......................................................  18

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at March 31, 1996.......................................................  19
     Notes to Combining Balance Sheet................................................................  20
     Combining Statement of Operations and Accumulated Deficit
          for the six months ended March 31, 1996....................................................  21
     Notes to Combining Statement of Operations......................................................  22

                       Report of Independent Accountants




Board of Directors
UCI Medical Affiliates, Inc.

We have audited the accompanying balance sheets of Convenience Medical Services, P.A. as of December 31, 1995 and Stephen A. Harvey, M.D. as of December 31, 1994 and the related statements of operations, changes in owner's equity, and cash flows for the periods then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Convenience Medical Services, P.A. as of December 31, 1995 and Stephen A. Harvey, M.D. as of December 31, 1994, and the results of operations and cash flows for the periods then ended in conformity with generally accepted accounting principles.

The financial statements have been prepared solely from the accounts of Convenience Medical Services, P.A. and do not include the personal accounts of the stockholder or those of any other operations in which he may be engaged.


THE SIGNED ORIGINAL OPINION LETTER IS ON FILE WITH UCI MEDICAL AFFILIATES, INC.

Columbia, South Carolina
April 18, 1996

                       Convenience Medical Services, P.A.
                             Stephen A. Harvey, M.D.
                                 Balance Sheets

                                  December 31,




                                                                 1995       1994
                                                             --------   --------
ASSETS
Current assets:
   Cash and cash equivalents                                 $  1,521   $ 10,008
   Accounts receivable, net                                   114,421     94,195
   Prepaid expenses                                            55,528       --
                                                             --------   --------
         Total current assets                                 171,470    104,203

Office and equipment, net                                     132,160     48,070
Goodwill, net                                                 103,155    110,844
Other assets, advances to owner                                 1,351     10,000
                                                             --------   --------
                                                              236,666    168,914
                                                             --------   --------

         Total assets                                        $408,136   $273,117
                                                             ========   ========

LIABILITIES AND EQUITY
Current liabilities:
   Accounts payable and accrued expenses                     $ 38,730   $ 28,070
   Promissory note payable on demand                           30,000       --
   Current portion of long-term debt                           29,148     40,873
   Current portion of capital lease obligations                35,595      3,820
                                                             --------   --------
         Total current liabilities                            133,473     72,763

Capital lease obligations                                     125,303      9,780
Long-term debt                                                 76,178    105,030
                                                             --------   --------
         Total liabilities                                    334,954    187,573
                                                             --------   --------

Equity
     Capital stock, no par value, 1,000 shares authorized;
       100 shares issued and outstanding                          100       --
     Retained earnings                                         73,082       --
     Proprietor's equity                                         --       85,544
                                                             --------   --------
            Equity                                             73,182     85,544
                                                             --------   --------

         Total liabilities and stockholder's equity          $408,136   $273,117
                                                             ========   ========

The accompanying notes are an integral part of these financial statements.

                       Convenience Medical Services, P.A.
                             Stephen A. Harvey, M.D.
                            Statements of Operations

        for the year ended December 31, 1995 and the seven months ended
                               December 31, 1994


                                                                       1995                  1994
                                                                 ------------------    ------------------
Net medical revenue                                              $       832,229          $    390,505
Operating costs                                                          770,029               279,295
                                                                 ------------------    ------------------
         Operating margin                                                 62,200               111,210

General and administrative expenses                                       31,786                13,337
Depreciation and amortization                                             31,768                 8,315
                                                                 ------------------    ------------------
         Income (loss) from operations                                    (1,354)               89,558

Interest expense, net                                                     11,008                 4,014
                                                                 ------------------    ------------------
         Net income (loss)                                         $     (12,362)        $      85,544
                                                                 ==================    ==================





   The accompanying notes are an integral part of these financial statements.

                       Convenience Medical Services, P.A.
                             Stephen A. Harvey, M.D.
                         Statements of Changes in Equity

         for the year ended December 31, 1995 and the seven months ended
                                December 31, 1994




                                        Common Stock           Retained           Proprietor's
                                                               Earnings              Equity               Total
                                      -----------------    -----------------    -----------------    -----------------
June 1, 1994                                     $--       $          --        $           --       $           --

Net income                                        --                  --                85,544               85,544

                                      -----------------    -----------------    -----------------    -----------------
Balance, December 31, 1994                        --                  --                85,544               85,544

Restructure to new form of
  ownership, January 1, 1995                     100              85,444               (85,544)                  --

Net Loss                                          --             (12,362)                   --              (12,362)
                                      -----------------    -----------------    -----------------    -----------------

Balance, December 31, 1995                     $ 100       $      73,082                    --       $       73,182
                                      =================    =================    =================    =================



The accompanying notes are an integral part of these financial statements.

                       Convenience Medical Services, P.A.
                             Stephen A. Harvey, M.D.
                            Statements of Cash Flows

         for the year ended December 31, 1995 and the seven months ended
                               December 31, 1994



                                                                        1995                  1994
                                                                  ------------------    ------------------
OPERATING ACTIVITIES:
Net income (loss)                                                 $       (12,362)      $        85,544
Adjustments to reconcile net income to cash provided by
   operating activities:
    Depreciation and amortization                                          31,768                 8,315
Changes in operating assets and liabilities:
    Accounts receivable                                                   (20,226)              (94,195)
    Prepaid expenses                                                       12,152
    Other assets, shareholder advances                                      8,649               (10,000)
    Accounts payable and accrued expenses                                  10,660                28,070
                                                                  ------------------    ------------------
         Cash provided by operating activities                             30,641                17,734

INVESTING ACTIVITIES:
Purchases of property and equipment, net                                       --                (1,900)
                                                                  ------------------    ------------------
         Cash used by investing activities                                      --                (1,900)

FINANCING ACTIVITIES:
Borrowings under demand note payable                                       30,000                    --
Repayments of long-term debt                                              (40,577)               (4,097)
Payments on capital lease obligations                                     (28,551)               (1,729)
                                                                  ------------------    ------------------
         Cash used in financing activities                                (39,128)               (5,826)

Net increase (decrease) in cash and cash equivalents                       (8,487)               10,008
Cash and cash equivalents, beginning of period                             10,008                     --
                                                                  ------------------    ------------------
Cash and cash equivalents, end of period                          $         1,521       $        10,008
                                                                  ==================    ==================

Supplemental cash flow information:
    Cash paid for interest                                        $        11,008       $         4,014
                                                                  ==================    ==================



The accompanying notes are an integral part of these financial statements.

                       CONVENIENCE MEDICAL SERVICES, P.A.
                             STEPHEN A. HARVEY, M.D.
                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Stephen A. Harvey, M.D. is the sole stockholder of Convenience Medical Services, P.A. ("CMS") located in North Myrtle Beach, South Carolina. Dr. Harvey operates a family practice medical office that provides treatments on an outpatient basis for medical conditions not involving an immediate threat to life. The practice commenced operations on June 1, 1994 under the name Stephen A. Harvey, M. D. CMS was organized effective January 1, 1995. The accompanying financial statements represent the financial activities of the practice for the periods indicated.

The financial statements have been prepared solely from the accounts of CMS and do not include the personal accounts of Stephen A. Harvey, M.D. or those of any other activities in which he may be engaged. Management makes estimates that are a necessary part of the preparation of financial statements. These estimates include the useful lives of equipment, some of which is subject to technological obsolescence, and the net realizable value of patient accounts receivable. At December 31, 1995, management is not aware of any conditions that could significantly affect the estimates employed in the preparation of the financial statements.

ACCOUNTS RECEIVABLE

Accounts receivable represent amounts due from patients, employers and various third-party payors. Provisions for uncollectable amounts are made based on management's estimates of future collectibility and historical payment percentages.

PREPAID EXPENSES

Certain noncancelable leases include provision for the purchase of maintenance service and chemical reagents. Prepaid expenses represent CMS's unconditional obligation to purchase these services and supplies and are being charged to operations ratably over the term of the lease.

OFFICE AND  EQUIPMENT

Office and equipment is reported at cost. Depreciation for financial reporting purposes is computed principally by the straight-line method over the estimated useful lives of the assets, ranging from five to seven years. Maintenance, repairs and minor renewals are charged to expense. Major renewals or betterments, which prolong the life of the assets, are capitalized. Upon disposal of depreciable property, the asset accounts are reduced by the related cost and accumulated depreciation. The resulting gains and losses are reflected in the statements of operations.

                       Convenience Medical Services, P.A.
                             Stephen A. Harvey, M.D.
                          Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

On June 1, 1994, Stephen A. Harvey, M.D. acquired the medical equipment and substantially all of the tangible personal property and intangible assets of an existing medical practice. The excess of the purchase price of $150,000 over the fair value of assets acquired and liabilities assumed was $115,329 and is being amortized over fifteen years using the straight-line method. Amortization of goodwill is included in the statement of operations under the caption depreciation and amortization and was $7,688 for the year ended December 31, 1995 and $4,484 for the period ended December 31, 1994.

INCOME TAXES

As provided by the Internal Revenue Code, CMS has elected S Corporation status. Under this election, net income from CMS is reported in the stockholder's individual federal and state income tax returns along with the stockholder's other items of income and expense for the period. CMS is not a taxpaying entity for purposes of federal and state income taxation. Accordingly, provisions for income taxes have not been recorded in CMS's financial statements.

CASH EQUIVALENTS

CMS considers all short-term debt investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

Supplemental disclosure of non-cash investing and financing activities:

On June 1, 1994, Dr. Harvey purchased the medical equipment and the goodwill of an existing medical practice. In connection with the acquisition, a promissory note payable was executed for $150,000 and capital leases of $15,329 was assumed. Effective January 1, 1995, the form of ownership was changed to that of a professional association. In connection with the ownership change, the then existing equity of the proprietor was recapitalized by the issuance of $100 of capital stock and the remaining equity was credited to retained earnings. In 1995, CMS acquired medical equipment totaling $108,170 and prepaid supplies and maintenance services totaling $67,680 through the execution of capital leases totaling $175,850.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of accounts receivable, notes payable and accrued expenses payable are estimated by management to approximate their respective carrying values.

                       Convenience Medical Services, P.A.
                             Stephen A. Harvey, M.D.
                          Notes to Financial Statements

2.  OFFICE AND MEDICAL EQUIPMENT

Office and medical equipment consists of the following at December 31, 1995 and 1994:



                                                                       1995                    1994
                                                                -------------------     --------------------
Office and medical equipment                                    $        160,070        $         51,900
Less, accumulated depreciation and amortization                           27,910                   3,830
                                                                -------------------     --------------------
                                                                $        132,160        $         48,070
                                                                ===================     ====================


At December 30, 1995 and 1994, the cost of equipment under capital leases was $118,170 and $10,000, respectively, and accumulated amortization thereon was $18,000 and $300, respectively. Amortization of assets under capital lease is reported in depreciation and amortization.

3.  DESCRIPTION OF LEASING ARRANGEMENTS

CMS leases certain medical equipment under capital leases expiring on various dates through April, 2000. At the end of the lease terms, CMS is generally transferred title to the leased equipment or, in some cases, the payment of a fee representing residual value is required.

The following is a schedule by years of the future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of December 31, 1995.

            1996                                          $        49,949
            1997                                                   49,949
            1998                                                   44,998
            1999                                                   44,549
            2000                                                    9,139
                                                          -------------------
       Total minimum lease payments                               198,584
         Less amounts representing interest                        37,686
                                                          -------------------
      Present value of minimum lease payments                     160,898
        Less current portion of lease obligations                  35,595
                                                          -------------------
            Capital lease obligation                      $       125,303
                                                          ===================

                       Convenience Medical Services, P.A.
                             Stephen A. Harvey, M.D.
                          Notes to Financial Statements

3.  DESCRIPTION OF LEASING ARRANGEMENTS, CONTINUED

CMS leases office space under a month-to-month operating lease (Note 5). Total rental expense was $101,398 and $10,480 for the year ended December 1, 1995 and the seven months ended December 31, 1994, respectively.

4.  LONG-TERM DEBT

Long-term debt consists of an unsecured promissory note bearing interest at 8% commencing October 1, 1994 and maturing May 1, 1999. At inception, the note required twelve monthly payments of $4,055, including principal and interest, and forty four payments of $3,041, including principal and interest.

                   Maturities of long-term debt are as follows:

                                      1996                      $      29,148
                                      1997                             31,567
                                      1998                             34,188
                                      1999                             10,423
                                                                ---------------
                                                                      105,326
                   Less, current amount                                29,148
                                                                ---------------
                   Long-term debt                               $      76,178
                                                                ===============


5.  RELATED PARTY TRANSACTIONS

Stephen A. Harvey, M.D., the sole stockholder, participates in the medical activities of CMS. All payments for services and benefits to Stephen A. Harvey, M.D. are recorded as salaries and are included in cost of operations in the financial statements. For the periods ended December 31, 1995 and 1994, amounts paid to the stockholder were $47,500 and $0, respectively. At December 31, 1995 and 1994, Stephen A. Harvey had been advanced $1,351 and $10,000, respectively.

CMS leases its medical office facilities under an operating lease executed with the shareholder. The terms of the lease provide that CMS will pay all insurance, taxes and utilities. The lease expires February 29, 1996 (Note 7). During 1995 and 1994, lease expense paid to Dr. Harvey was $101,398 and $6,206, respectively.

                       Convenience Medical Services, P.A.
                             Stephen A. Harvey, M.D.
                          Notes to Financial Statements

6.  CONCENTRATION OF CREDIT RISK

In the normal course of providing health care services, CMS extends credit to patients in the North Myrtle Beach, South Carolina area without requiring collateral. Each individual's ability to pay balances due CMS is assessed and reserves are established to provide for management's estimate of uncollectable balances. Future revenues of CMS are largely dependent on third-party payors and include Medicare and private insurance companies. The amount of loss CMS would incur in the event of non-payment by the counter party is the amount of the patient billing.

7.  CONTINGENCIES

At December 31, 1995, management and its legal counsel are not aware of any pending or threatened litigation, or unasserted claims against CMS that could result in losses, if any, that would be material to the financial statements.

8.  SUBSEQUENT EVENT

On March 1, 1996, UCI Medical Affiliates of South Carolina, Inc. ("UCI") acquired certain office and medical equipment and substantially all of CMS's assets (including patient lists and goodwill) for $600,000 consisting of $300,000 in restricted common stock of UCI, $60,000 cash, the issuance of a $240,000 interest bearing promissory note, and the assumption of certain capital and operating equipment leases. In addition, UCI executed a lease with Dr. Harvey for the lease of CMS's office facilities for a period commencing March 1, 1996 and ending April 30, 1997.

As a condition of the above transaction, Stephen A. Harvey, M.D. entered into an agreement not-to-compete with UCI for a period of three years.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                               September 30, 1995
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of September 30, 1995 per the Company's Annual Report and Convenience Medical Services, P.A. as of December 31, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Convenience Medical Services, P.A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.



                                 UCI Medical         Convenience
                                 Affiliates,           Medical           Pro Forma            Pro Forma
                                     Inc.           Services, P.A.      Adjustments            Combined
                                ---------------    -----------------   ---------------       -------------
ASSETS
Cash and cash equivalents       $     76,513       $        1,521      $    (60,000)   (a)   $    124,013
                                                                            107,500    (c)
                                                                             (1,521)   (b)
Accounts receivable - net          2,343,325              114,421          (114,421)   (b)      2,343,325
Medical supplies inventory           265,068                   --                --               265,068
Deferred taxes                       491,543                   --                --               491,543
Prepaids and other assets            282,060               55,528                --               337,588
Goodwill                           3,578,371              103,155           (38,214)   (d)      4,113,367
                                                                           (103,155)   (b)
                                                                            573,210    (a)
Property and equipment, net        2,795,384              132,160                --             2,927,544
Deferred taxes                       120,639                   --                --               120,639
Other assets                         262,768                1,351            (1,351)   (b)        262,768
                                ---------------    -----------------   ---------------       ------------
         Total assets           $ 10,215,671       $      408,136      $    362,048          $ 10,985,855
                                ===============    =================   ===============       =============

LIABILITIES AND CAPITAL
Current portion - long-term     $  1,244,603       $       59,148      $    (59,148)   (b)   $  1,329,603
   debt                                                                      85,000    (a)
Current - capital lease                   --               35,595                --                35,595
Accounts payable                   1,652,792               38,730           (38,730)   (b)      1,652,792
Accrued payroll                      498,791                   --                --               498,791
Other accrued liabilities            445,362                                                      445,362
Long-term debt, net of current     3,121,098               76,178           (76,178)   (b)
                                                                            155,000    (a)      3,276,098
Capital lease obligations                 --              125,303                                 125,303
Common stock                         175,408                  100              (100)   (b)
                                                                              3,636    (a)        179,044
Paid-in capital                    9,694,256                   --           296,364    (a)      9,990,620
Accumulated earnings (deficit)                                              (73,082)   (b)
                                  (6,616,639)              73,082            69,286    (e)     (6,547,353)
                                ---------------    -----------------   ---------------       ------------
        Total liabilities
        and capital             $ 10,215,671       $      408,136      $    362,048          $ 10,985,855
                                ===============    =================   ===============       =============

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                               September 30, 1995
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Convenience Medical Services, P.A. by UCI Medical Affiliates, Inc. for an aggregate price of $600,000. The purchase occurred on March 1,1996. The combining balance sheet reflects the balances of UCI at September 30, 1995 and Convenience Medical Services, P.A. at December 31, 1995. Pro forma adjustments are made to reflect:

(a.)   Assets acquired and liabilities assumed are summarized as follows:

                $       132,160          Furniture and equipment
                         55,528          Prepaid expenses
                        573,210          Goodwill
                         (3,636)         Common shares issued
                       (296,364)         Additional paid in capital
                       (160,898)         Capital leases assumed
                       (240,000)         Notes payable
                -------------------
                $        60,000          Cash paid at closing
                ===================

       $85,000 of the note payable is recorded as currently due, $155,000 is recorded as non-current. Issuance of restricted common stock at estimated per share value of $4.125.

(b.) Accounts receivable ($114,421), prior owner's goodwill ($103,155), cash ($1,521), and owner's advance ($1,351) were not acquired. Accounts payable (38,730), long-term debt ($135,326), and prior owner's equity ($73,182) were not acquired or assumed.

(c.) Dr. Harvey and his management consultant will no longer be employed . In 1995 their combined salaries were $107,500.

(d.) Goodwill in the amount of $573,210 is amortized over 15 years. One year's amortization is $38,214.

(e.) Effects of proforma adjustments on statement of operations, closed into proforma retained earnings.

                          UCI Medical Affiliates, Inc.
            Pro Forma Statement of Operations and Accumulated Deficit
                      for the year ended September 30, 1995
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1995 per the Company's Annual Report and Convenience Medical Services, P.A.. as of December 31, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Convenience Medical Services, P.A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.



                              UCI Medical           Convenience
                              Affiliates,             Medical            Pro Forma              Pro Forma
                                 Inc.             Services, P.A.        Adjustments             Combined
                             --------------      ------------------    ---------------       ----------------
Revenue                      $ 17,987,147        $      832,229        $         --          $   18,819,376
Operating costs                18,180,080               770,029            (107,500)   (a)       18,842,609
                             --------------      ------------------    ---------------       ----------------
Operating margin                 (192,933)               62,200            (107,500)                (23,233)

General and administrative
   expenses                        87,616                31,786                  --                 119,402
Depreciation and
   amortization                   579,224                31,768              38,214    (b)          649,206
                             --------------      ------------------    ---------------       ----------------
Loss from operations             (859,773)               (1,354)            (69,286)               (791,841)

Interest expense, net             505,459                11,008                  --                 516,467
Gain on equipment                   5,493                    --                  --                   5,493
                             --------------      ------------------    ---------------       ----------------

Loss before income tax         (1,359,739)              (12,362)            (69,286)             (1,302,815)
Benefit for income taxes                --                   --                  --                       --
                             --------------      ------------------    ---------------       ----------------

Net loss                       (1,359,739)              (12,362)            (69,286)             (1,302,815)

Accumulated deficit -
   beginning of year           (5,256,896)               85,444                  --              (5,244,538)
                             --------------      ------------------    ---------------       ----------------

Accumulated deficit - end
   of year                   $ (6,616,639)       $       73,082                  --          $   (6,547,353)
                             ==============      ==================    ===============       ================

Earnings per common and common
 equivalent share:
    Net income                    $  (.43)                  (c)                                  $ (.41)
                             ==============      ==================    ===============       ================

Weighted average shares of
   common stock outstanding     3,136,544                   (c)                                   3,209,272
                             ==============      ==================    ===============       ================

                          UCI Medical Affiliates, Inc.
   Note to Pro Forma Combining Statement of Operations and Accumulated
                                    Deficit
                     for the year ended September 30, 1995
                                   (Unaudited)

1. The pro forma combining statement of operations gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a) Net change in professional and management advisory salaries based on non-competition agreement between the Stephen A. Harvey, M.D. , and UCI Medical Affiliates, Inc.

(b) Addition for amortization of goodwill on a straight line basis over 15 years.

(c) Not applicable; Convenience Medical Services, P.A. was not required to, and did not, compute earnings per share.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                                 March 31, 1996
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of March 31, 1996 per the Company's Form 10QSB and Convenience Medical Services, P.A. as of December 31, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Convenience Medical Services, P.A. after giving effect to the pro forma adjustments described in
Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.



                                 UCI Medical         Convenience
                                 Affiliates,           Medical           Pro Forma            Pro Forma
                                     Inc.           Services, P.A.      Adjustments            Combined
                                ---------------    -----------------   ---------------       -------------
ASSETS
Cash and cash equivalents       $    174,160       $        1,521      $    (60,000)   (a)   $    157,057
                                                                             (1,521)   (b)
                                                                             53,750    (c)
                                                                            (10,853)   (e)
Accounts receivable - net          3,064,385              114,421          (114,421)   (b)      3,064,385
Medical supplies inventory           267,356                   --                --               267,356
Deferred taxes                       491,543                   --                --               491,543
Prepaids and other assets            419,567               55,528                --               475,095
Goodwill                           4,818,258              103,155           573,210    (a)      5,372,362
                                                                           (103,155)   (b)
                                                                            (19,106)   (d)
Property and equipment, net        3,051,091              132,160                --             3,183,251
Deferred taxes                       120,639                   --                --               120,639
Other assets                         282,054                1,351            (1,351)   (b)        282,054
                                ---------------    -----------------   ---------------       -------------
         Total assets           $ 12,689,053       $      408,136      $    316,553          $ 13,413,742
                                ===============    =================   ===============       =============

LIABILITIES AND CAPITAL
Current portion - long-term     $  1,614,574       $       59,148      $    (59,148)   (b)   $  1,699,574
   debt                                                                       85,000   (e)
Current - capital lease                   --               35,595                --                35,595
Accounts payable                   1,009,289               38,730           (38,730)   (b)      1,009,289
Accrued payroll                      551,328                   --                --               551,328
Other accrued liabilities            381,714                   --                                 381,714
Long-term debt, net of current                                              155,000    (a)
                                   3,116,696               76,178           (76,178)   (b)      3,271,696
Non-current capital leases                --              125,303                                 125,303
Common stock                         214,578                  100              (100)   (b)
                                                                              3,636    (a)        218,214
Paid-in capital                   12,129,979                   --           296,364    (a)     12,426,343
Accumulated earnings (deficit)                                               23,791    (f)
                                  (6,329,105)              73,082           (73,082)   (b)     (6,305,314)
                                ---------------    -----------------   ---------------       -------------
Total liabilities and  capital  $ 12,689,053       $      408,136      $    316,553          $ 13,413,742
                                ===============    =================   ===============       =============

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                                 March 31, 1996
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Convenience Medical Services, P.A. by UCI Medical Affiliates, Inc. for an aggregate price of $600,000. The purchase occurred on March 1,1996. The combining balance sheet reflects the balances of UCI at March 31, 1996 and Convenience Medical Services, P.A. at December 31, 1995. Pro forma adjustments are made to reflect:

(a.)   Assets acquired and liabilities assumed are summarized as follows:

                 $       132,160          Furniture and equipment
                          55,528          Prepaid expenses
                         573,210          Goodwill
                          (3,636)         Common shares issued
                        (296,364)         Additional paid in capital
                        (160,898)         Capital leases assumed
                        (240,000)         Notes payable
                 -------------------
                 $        60,000          Cash paid at closing
                 ===================

       $85,000 of the note payable is recorded as currently due, $155,000 is recorded as non-current. Issuance of restricted common stock at estimated per share value of $4.125.

(b.) Accounts receivable ($114,421), prior owner's goodwill ($103,155), cash ($1,521) and owner's advance ($1,351) were not acquired. Accounts payable ($38,730), long-term debt ($135,326), and prior owner's equity ($73,182) were not acquired or assumed.

(c.) Dr Harvey and his management consultant will no longer be employed. Salaries no longer included are $53,750 for the six month period.

(d.) Goodwill in the amount of $573,210 is amortized over 15 years. Six months amortization is $19,106.

(e.)   Interest expense for six months of $10,853 is recorded as paid in cash.

(f). Changes in CMS's equity as a result of adjustments on pro forma statement of operations.

                          UCI Medical Affiliates, Inc.
            Pro Forma Statement of Operations and Accumulated Deficit
                     for the six months ended March 31, 1996
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. for the six months ended March 31, 1996 per the Company's Form 10QSB and Convenience Medical Services, P.A. for the six months ended December 31, 1995. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Convenience Medical Services, CMS after giving effect to the pro forma adjustments described in Note 1. Information for the six months ended March 31, 1996 for Convenience Medical Services, P.A. is estimated since Convenience did not maintain its records on a basis consistent with UCI Medical Affiliates, Inc. This statement should be read in conjunction with each entity's financial statements and footnotes.



                                UCI Medical           Convenience
                                Affiliates,             Medical           Pro Forma             Pro Forma
                                    Inc.             Services, P.A.      Adjustments             Combined
                               ---------------      -----------------   ---------------       ---------------
Revenue                        $ 11,069,503         $      416,114      $         --          $   11,485,617
Operating costs                   9,999,069                385,014           (53,750)   (a)       10,330,333
                               ---------------      -----------------   ---------------       ---------------
Operating margin                  1,070,434                 31,100            53,750               1,155,284

General and administrative
   expenses                          62,237                 15,892                --                  78,129
Depreciation and amortization       433,815                 15,884            19,106    (b)          468,805
                               ---------------      -----------------   ---------------       ---------------
Income from operations              574,382                   (676)           34,644                 608,350

Interest expense, net               288,953                  5,504            10,853    (c)          305,310
Gain on equipment                    (2,105)                    --                --                  (2,105)
                               ---------------      -----------------   ---------------       ---------------

Income before income tax            287,534                 (6,180)           23,791                 305,145
Benefit for income taxes                --                      --                --                      --
                               ---------------      -----------------   ---------------       ---------------

Net income (loss)                   287,534                 (6,180)           23,791                 305,145
Accumulated deficit -
   beginning of year             (6,616,639)                85,444                --              (6,610,459)
                               ---------------      -----------------   ---------------       ---------------

Accumulated deficit - end of
   period                      $ (6,329,105)        $       76,174      $                     $   (6,305,314)
                               ===============      =================   ===============       ===============

Earnings per common and
 common equivalent share:
    Net income                      $   .07                    (d)                                $  .08
                               ===============      =================   ===============       ===============

Weighted average shares of
   common stock outstanding
                                  3,932,259                    (d)                                 4,004,987
                               ===============      =================   ===============       ===============

                          UCI Medical Affiliates, Inc.
       Note to Pro Forma Combining Statement of Operations and Accumulated
                                     Deficit
                    for the six months ended March 31, 1996
                                   (Unaudited)

1. The proforma combining statement of operations gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a) Net change in professional and management advisory salaries based on non-competition agreement between the Stephen A. Harvey, M.D. , and UCI Medical Affiliates, Inc.

(b) Addition for amortization of goodwill on a straight line basis over 15 years.

(c.)   Interest expense for six months of $10,853 is recorded as paid in cash.

(d) Not applicable; Convenience Medical Services, P.A. was not required to, and did not, compute earnings per share.

                 Report on Audit of the Financial Statements of

                       Carolina Examination Services, Inc.

                        as of December 31, 1995 and 1994

                          UCI Medical Affiliates, Inc.


                                    CONTENTS






                                                                                                     Page

Carolina Examination Services, Inc. Financial Statements
     as of December 31, 1995 and 1994................................................................26-31

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at September 30, 1995..................................................     32
     Notes to Combining Balance Sheet...............................................................     33
     Combining Statement of Operations and Accumulated Deficit
        for year ended September 30, 1995...........................................................     34
     Notes to Combining Statement of Operations.....................................................     35

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at March 31, 1996......................................................     36
     Notes to Combining Balance Sheet...............................................................     37
     Combining Statement of Operations and Accumulated Deficit
          for the six months ended March 31, 1996...................................................     38
     Notes to Combining Statement of Operations.....................................................     39


                        Report of Independent Accountants




Board of Directors
UCI Medical Affiliates, Inc.

We have audited the accompanying balance sheets of Carolina Examination Services, Inc. as of December 31, 1995 and 1994 and the related statements of operations and accumulated deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carolina Examination Services, Inc. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The financial statements have been prepared solely from the accounts of Carolina Examination Services, Inc. and do not include the personal accounts of the stockholder or those of any other operations in which he may be engaged.



THE ORIGINAL SIGNED OPINION LETTER IS ON FILE WITH UCI MEDICAL AFFILIATES, INC.


Columbia, South Carolina
May 7, 1996

                       Carolina Examination Services, Inc.

                                 Balance Sheets

                                  December 31,




                                                                   1995        1994
                                                               --------    --------
ASSETS
Current assets:
Cash and cash equivalents                                      $    473    $  9,419
Accounts receivable, net                                          4,692       5,280
                                                               --------    --------
         Total current assets                                     5,165      14,699

Other assets                                                      1,200        --
                                                               --------    --------

         Total assets                                          $  6,365    $ 14,699
                                                               ========    ========

LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
Accounts payable and accrued expenses                          $ 21,129    $ 21,326
                                                               --------    --------

Stockholder's equity
     Capital stock, $1 par value; 100,000 shares authorized;
       1,000 shares issued and outstanding
                                                                  1,000       1,000
     Accumulated deficit                                        (15,764)     (7,627)
                                                               --------    --------
            Stockholder's equity                                (14,764)     (6,627)
                                                               --------    --------

         Total liabilities and stockholder's equity            $  6,365    $ 14,699
                                                               ========    ========


The accompanying notes are an integral part of these financial statements.

                       Carolina Examination Services, Inc.

                Statements of Operations and Accumulated Deficit

                        for the years ended December 31,




                                                                       1995                  1994
                                                                 ------------------    ------------------
Net medical revenue                                              $       109,777       $       140,073
Operating costs                                                          111,763               123,543
                                                                 ------------------    ------------------
         Operating income (loss)                                          (1,986)               16,530

General and administrative expenses                                        6,151                 9,051
                                                                 ------------------    ------------------
         Net income (loss)                                                (8,137)                7,479

Accumulated deficit, beginning of year                                    (7,627)              (15,106)
                                                                 ------------------    ------------------
Accumulated deficit, end of year                                 $       (15,764)      $        (7,627)
                                                                 ==================    ==================




The accompanying notes are an integral part of these financial statements.

                       Carolina Examination Services, Inc.

                            Statements of Cash Flows

                        for the years ended December 31,


                                                                        1995                  1994
                                                                  ------------------    ------------------
OPERATING ACTIVITIES:
Net income (loss)                                                 $        (8,137)      $         7,479
Adjustments to reconcile net income to cash provided by
   operating activities:
Changes in operating assets and liabilities:
    Accounts receivable                                                       588                (1,145)
    Other assets                                                           (1,200)                   --
    Accounts payable and accrued expenses                                    (197)                3,085
                                                                  ------------------    ------------------
         Cash provided by operating activities                             (8,946)                9,419
                                                                  ------------------    ------------------

Net increase (decrease) in cash and cash equivalents                       (8,946)                9,419
Cash and cash equivalents, beginning of year                                9,419                     0
                                                                  ------------------    ------------------
Cash and cash equivalents, end of year                            $           473       $         9,419
                                                                  ==================    ==================

Supplemental cash flow information:
    Cash paid for interest                                        $            --       $            --
                                                                  ==================    ==================



The accompanying notes are an integral part of these financial statements.

                       CAROLINA EXAMINATION SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Robert Borucki, M.D. is the sole stockholder of Carolina Examination Services, Inc. ("Services") located in Columbia, South Carolina. Services operates a practice medical office that provides examination services on an outpatient basis for medical conditions not involving an immediate threat to life.

The financial statements have been prepared solely from the accounts of Services and do not include the personal accounts of Robert Borucki, M.D. or those of any other activities in which he may be engaged. Management makes estimates that are a necessary part of the preparation of financial statements. These estimates include the useful lives of equipment, some of which is subject to technological obsolescence, and the net realizable value of patient accounts receivable. At December 31, 1995, management is not aware of any conditions that could significantly affect the estimates employed in the preparation of the financial statements.

ACCOUNTS RECEIVABLE

Accounts receivable represent amounts due from patients, employers and various third-party payors. Provisions for uncollectable amounts are made based on management's estimates of future collectibility and historical payment percentages.

OFFICE AND  EQUIPMENT

Office and equipment is reported at cost. Depreciation for financial reporting purposes is computed principally by the straight-line method over the estimated useful lives of the assets, ranging from five to seven years. Maintenance, repairs and minor renewals are charged to expense. Major renewals or betterments, which prolong the life of the assets, are capitalized. Upon disposal of depreciable property, the asset accounts are reduced by the related cost and accumulated depreciation. The resulting gains and losses are reflected in the statements of operations.

                       Carolina Examination Services, Inc.
                          Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

As provided by the Internal Revenue Code, Services has elected S Corporation status. Under this election, net income from Services is reported in the stockholder's individual federal and state income tax returns along with the stockholder's other items of income and expense for the period. Services is not a taxpaying entity for purposes of federal and state income taxation. Accordingly, provisions for income taxes have not been recorded in Services' financial statements.

CASH EQUIVALENTS

The Company considers all short-term debt investments with a maturity of three months or less at the date of acquisition to be cash equivalents.


FAIR VALUE OF FINANCIAL INVESTMENTS

The fair value of accounts receivable and accrued expenses and accounts payable are estimated by management to approximate their respective carrying values.

2.  OFFICE AND MEDICAL EQUIPMENT

Office and medical equipment consists of the following at December 31, 1995 and 1994:


                                                                       1995                    1994
                                                                -------------------     --------------------
Office and medical equipment                                    $          5,941        $          5,941

Less, accumulated depreciation and amortization                            5,941                   5,941
                                                                -------------------     --------------------
                                                                $              --        $              --
                                                                ===================     ====================


3.  RELATED PARTY TRANSACTIONS

Robert Borucki, M.D., the sole stockholder, participates in the medical activities of the Company. All payments for services and benefits to Robert Borucki, M.D. are recorded as salaries and are included in cost of operations in the financial statements. For the periods ended December 31, 1995 and 1994, amounts paid to the stockholder (stockholders in 1994) were $4,060 and $49,530, respectively.

                       Carolina Examination Services, Inc.
                          Notes to Financial Statements

4.  CONCENTRATION OF CREDIT RISK

In the normal course of providing health care services, Services extends credit to patients in the Columbia, South Carolina area without requiring collateral. Each individual's ability to pay balances due Services is assessed and reserves are established to provide for management's estimate of uncollectable balances. Future revenues of Services are largely dependent on third-party payors and include Medicare and private insurance companies. The amount of loss Services would incur in the event of non-payment by the counter party is the amount of the patient billing.

5.  CONTINGENCIES

At December 31, 1995, management is not aware of any pending or threatened litigation, or unasserted claims against Services that could result in losses, if any, that would be material to the financial statements.

6.  SUBSEQUENT EVENT

On March 1, 1996, UCI Medical Affiliates of South Carolina, Inc. ("UCI") acquired certain office and medical equipment and substantially all the Company's assets (including patient lists and goodwill) for $125,000 consisting of $100,000 in restricted common stock of UCI and the assumption of $25,000 of accrued liabilities.

As a condition of the above transaction, Robert Borucki, M.D. entered into a 1 year employment agreement with UCI.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                               September 30, 1995
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of September 30, 1995 per the Company's Annual Report and Carolina Examination Services, Inc. as of December 31, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Carolina Examination Services, Inc. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.



                                UCI Medical           Carolina
                                Affiliates,         Examination          Pro Forma            Pro Forma
                                    Inc.           Services, Inc.       Adjustments           Combined
                               ---------------    -----------------    --------------       --------------
ASSETS
Cash and cash equivalents      $     76,513       $          473       $       (473)  (b)   $     68,513
                                                                             (8,000)  (c)
Accounts receivable - net         2,343,325                4,692             (4,692)  (b)      2,343,325
Medical supplies inventory          265,068                   --                 --              265,068
Deferred taxes                      491,543                   --                 --              491,543
Prepaids and other assets           282,060                   --                 --              282,060
Goodwill                          3,578,371                   --            125,000   (a)      3,695,038
                                                                             (8,333)  (d)
Property, plant and
   equipment, net                 2,795,384                   --                 --            2,795,384
Deferred taxes                      120,639                   --                 --              120,639
Other assets                        262,768                1,200             (1,200)  (b)        262,768
                               ---------------    -----------------    --------------       --------------
         Total assets          $ 10,215,671       $        6,365       $    102,302         $ 10,324,338
                               ===============    =================    ==============       ==============

LIABILITIES AND CAPITAL
Current portion - long-term
   debt                        $  1,244,603       $           --       $         --         $  1,244,603
Accounts payable                  1,652,792               21,129            (21,129)  (b)      1,677,792
                                                                             25,000   (a)
Accrued payroll                     498,791                   --                 --              498,791
Other accrued liabilities           445,362                   --                 --              445,362
Long-term debt, net of
   current                        3,121,098                   --                 --            3,121,098
                                                                             (1,000)  (b)
Common stock                        175,408                1,000              1,212   (a)        176,620
Paid-in capital                   9,694,256                   --             98,788   (a)      9,793,044

Accumulated earnings                                                         15,764   (b)
   (deficit)                     (6,616,639)             (15,764)           (16,333)  (e)     (6,632,972)
                               ---------------    -----------------    --------------       --------------
        Total liabilities
        and  capital           $ 10,215,671       $        6,365       $    102,302         $ 10,324,338
                               ===============    =================    ==============       ==============

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                               September 30, 1995
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Carolina Examination Services, Inc. by UCI Medical Affiliates, Inc. for an aggregate price of $125,000. The purchase occurred on March 1,1996. The combining balance sheet reflects the balances of UCI at September 30, 1995 and Carolina Examination Services, Inc. at December 31, 1995. Pro forma adjustments are made to reflect:

(a.)   Assets acquired and liabilities assumed are summarized as follows:

                       $     125,000   Goodwill
                              (1,212)  Common shares issued
                             (98,788)  Additional paid in capital
                             (25,000)  Accounts payable
                       ---------------
                       $           0   Cash paid at closing
                       ===============

       Issuance of restricted common stock at estimated per share value of $4.125.

(b.) Accounts receivable ($4,692), cash ($473), other assets ($1,200), prior owners equity ($14,764) were not acquired.

(c.)   Dr. Borucki's salary for one year less amounts paid in 1995, $8,000.

(d.) Goodwill in the amount of $125,000 is amortized over 15 years. One years amortization is $8,333.

(e.) Effects of proforma adjustments on statement of operations, closed into proforma retained earnings.

                          UCI Medical Affiliates, Inc.
            Pro Forma Statement of Operations and Accumulated Deficit
                      for the year ended September 30, 1995
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1995 per the Company's Annual Report and Carolina Examination Services, Inc. as of December 31, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Carolina Examination Services, Inc. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.



                                UCI Medical             Carolina
                                Affiliates,           Examination         Pro Forma             Pro Forma
                                    Inc.             Services, Inc.      Adjustments             Combined
                               ---------------      -----------------   ---------------       ---------------
Revenue                        $ 17,987,147         $      109,777      $         --          $   18,096,924
Operating costs                  18,180,080                111,763             8,000    (a)       18,299,843
                               ---------------      -----------------   ---------------       ---------------
Operating margin                   (192,933)                (1,986)           (8,000)               (202,919)

General and administrative
   expenses                          87,616                  6,151                --                  93,767
Depreciation and amortization       579,224                     --             8,333    (b)          587,557
                               ---------------      -----------------   ---------------       ---------------
Loss from operations               (859,773)                (8,137)          (16,333)               (884,243)

Interest expense, net               505,459                     --                --                 505,459
Gain on equipment                    (5,493)                    --                --                  (5,493)
                               ---------------      -----------------   ---------------       ---------------

Loss before income tax           (1,359,739)                (8,137)          (16,333)             (1,384,209)
Benefit for income taxes                --                      --               --                       --
                               ---------------      -----------------   ---------------       ---------------

Net loss                         (1,359,739)                (8,137)          (16,333)             (1,384,209)

Accumulated deficit -
   beginning of year             (5,256,896)                (7,627)               --              (5,248,763)
                               ---------------      -----------------   ---------------       ---------------

Accumulated deficit - end of
   year                        $ (6,616,639)        $      (15,764)     $         --          $   (6,632,972)
                               ===============      =================   ===============       ===============

Earnings per common and common
 equivalent share:
    Net loss                        $  (.43)                   (c)                                $ (.44)
                               ===============      =================   ===============       ===============

Weighted average shares of
   common stock outstanding
                                  3,136,544                    (c)                                 3,160,787
                               ===============      =================   ===============       ===============

                          UCI Medical Affiliates, Inc.
       Note to Pro Forma Combining Statement of Operations and Accumulated
                                     Deficit
                     for the year ended September 30, 1995
                                   (Unaudited)

1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a) Net change in physician salary based on employment contract between the Robert Borucki, M.D. , and UCI Medical Affiliates, Inc.

(b) Addition for amortization of goodwill on a straight line basis over 15 years.

(c) Not applicable; Carolina Examination Services, Inc. was not required to, and did not, compute earnings per share.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                                 March 31, 1996
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of March 31, 1996 per the Company's Form 10QSB and Carolina Examination Services, Inc. as of December 31, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Carolina Examination Services, Inc. after giving effect to the pro forma adjustments described in
Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.




                                UCI Medical           Carolina
                                Affiliates,         Examination          Pro Forma            Pro Forma
                                    Inc.           Services, Inc.       Adjustments           Combined
                               ---------------    -----------------    --------------       --------------
ASSETS
Cash and cash equivalents      $    174,160       $          473       $     (4,000)  (c)   $    170,160
                                                                                      (b)
                                                                              (473)
Accounts receivable - net         3,064,385                4,692             (4,692)  (b)      3,064,385
Medical supplies inventory          267,356                   --                 --              267,356
Deferred taxes                      491,543                   --                 --              491,543
Prepaids and other assets           419,567                   --                 --              419,567
Goodwill                          4,818,258                   --            125,000   (a)      4,939,092
                                                                             (4,166)  (d)
Property, plant and
   equipment, net                 3,051,091                   --                 --            3,051,091
Deferred taxes                      120,639                   --                 --              120,639
Other assets                        282,054                1,200             (1,200)  (b)        282,054
                               ---------------    -----------------    --------------       --------------
         Total assets          $ 12,689,053       $        6,365       $    110,469         $ 12,805,887
                               ===============    =================    ==============       ==============

LIABILITIES AND CAPITAL
Current portion - long-term
   debt                        $  1,614,574       $           --       $         --         $  1,614,574
Accounts payable                  1,009,289               21,129            (21,129)  (b)      1,034,289
                                                                             25,000   (a)
Accrued payroll                     551,328                   --                 --              551,328
Other accrued liabilities           381,714                   --                 --              381,714
Long-term debt, net of
   current                        3,116,696                   --                 --            3,116,696
                                                                             (1,000)  (b)
Common stock                        214,578                1,000              1,212   (a)        215,790
Paid-in capital                  12,129,979                   --             98,788   (a)     12,228,767

Accumulated earnings                                                         15,764   (b)
   (deficit)                     (6,329,105)             (15,764)            (8,166)  (e)     (6,337,271)
                               ---------------    -----------------    --------------       --------------
        Total liabilities
        and capital            $ 12,689,053       $        6,365       $    110,469         $ 12,805,887
                               ===============    =================    ==============       ==============

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                                 March 31, 1996
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Carolina Examination Services, Inc. by UCI Medical Affiliates, Inc. for an aggregate price of $125,000. The purchase occurred on March 1,1996. The combining balance sheet reflects the balances of UCI at March 31, 1996 and Carolina Examination Services, Inc. at December 31, 1995. Pro forma adjustments are made to reflect:

(a.)   Assets acquired and liabilities assumed are summarized as follows:

                     $     125,000   Goodwill
                            (1,212)  Common shares issued
                           (98,788)  Additional paid in capital
                           (25,000)  Accounts payable
                     ---------------
                     $           0   Cash paid at closing
                     ===============

       Issuance of restricted common stock at estimated per share value of $4.125.

(b.) Accounts receivable ($4,692), cash ($473), other assets ($1,200), prior owner's equity ($14, 764) were not acquired.

(c.) Dr. Borucki's salary for six months less one half amount paid in 1995, $4,000.

(d.) Goodwill in the amount of $125,000 is amortized over 15 years. Six months amortization is $4,166.

(e.) Effects of proforma adjustments on statement of operations, closed into retained earnings.

                          UCI Medical Affiliates, Inc.
            Pro Forma Statement of Operations and Accumulated Deficit
                     for the six months ended March 31, 1996
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of March 31, 1996 per the Company's Form QSB and Carolina Examination Services, Inc. as of December 31, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Carolina Examination Services, Inc. after giving effect to the pro forma adjustments described in Note 1. Information for the six months ended March 31, 1996 for Carolina Examination Services, Inc. is estimated since Carolina did not maintain its records on a basis consistent with UCI Medical Affiliates, Inc. This statement should be read in conjunction with each entity's financial statements and footnotes.



                                     UCI                Carolina
                                   Medical             Examination         Pro Forma             Pro Forma
                               Affiliates, Inc.      Services, Inc.       Adjustments            Combined
                               -----------------     ----------------    --------------        --------------
Revenue                        $ 11,069,503          $       54,888      $         --          $  11,124,391
Operating costs                   9,999,069                  55,881             4,000   (a)       10,058,950
                               -----------------     ----------------    --------------        --------------
Operating margin                  1,070,434                    (993)           (4,000)             1,065,441

General and administrative
   expenses                          62,237                   3,075                --                 65,312
Depreciation and amortization       433,815                      --             4,166   (b)          437,981
                               -----------------     ----------------    --------------        --------------
Income from operations              574,382                  (4,068)           (8,166)               562,148

Interest expense, net               288,953                      --                --                288,953
Gain on equipment                    (2,105)                     --                --                 (2,105)
                               -----------------     ----------------    --------------        --------------

Income before income tax            287,534                  (4,068)           (8,166)               275,300
Benefit for income taxes                 --                      --                --                     --
                               -----------------     ----------------    --------------        --------------

Net  income                         287,534                  (4,068)           (8,166)               275,300

Accumulated deficit -
   beginning of year             (6,616,639)                 (7,627)               --             (6,612,571)
                               -----------------     ----------------    --------------        --------------

Accumulated deficit - end of
   period                      $ (6,329,105)         $      (11,695)     $         --          $  (6,337,271)
                               =================     ================    ==============        ==============

Earnings per common and
 common equivalent share:
    Net income                      $   .07                     (c)                                $    .07
                               =================     ================    ==============        ==============

Weighted average shares of
   common stock outstanding       3,932,259                     (c)                                3,956,502
                               =================     ================    ==============        ==============

                          UCI Medical Affiliates, Inc.
       Note to Pro Forma Combining Statement of Operations and Accumulated
                                     Deficit
                    for the six months ended March 31, 1996
                                   (Unaudited)

1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a) Net change in physician salary based on employment contract between Robert Borucki, M.D. , and UCI Medical Affiliates, Inc.

(b) Addition for amortization of goodwill on a straight line basis over 15 years.

(c) Not applicable; Carolina Examination Services, Inc. was not required to, and did not, compute earnings per share.

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ M.F. McFarland, III, M.D.                      /s/ Jerry F. Wells, Jr.
President, Chief Executive Officer and             Vice President of Finance and
Chairman of the Board                              Chief Financial Officer



Date:    May 13, 1996